Exhibit 4.1

COMMON STOCK	COMMON STOCK

NUMBER	[LOGO]	SHARES
PROXIM WIRELESS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	PROXIM WIRELESS CORPORATION	CUSIP 744285 10 7 See reverse for certain definitions

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

PROXIM WIRELESS CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed.  This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
	PROXIM WIRELESS CORPORATION
/s/ David L. Renauld	CORPORATE SEAL	/s/ Pankaj S. Manglik
Secretary	2003	President
	DELAWARE

COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
BY                                           TRANSFER AGENT
                                               AND REGISTRAR

AUTHORIZED SIGNATURE

PROXIM WIRELESS CORPORATION

THIS CORPORATION IS AUTHORIZED TO ISSUE COMMON STOCK AND PREFERRED STOCK WHICH MAY HAVE DIFFERENT PREFERENCES, VOTING POWERS, AND OTHER RIGHTS AND ATTRIBUTES, ALL AS SET FORTH IN THIS CORPORATION'S CERTIFICATE OF INCORPORATION AS IN EFFECT FROM TIME TO TIME.  THIS CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - _________Custodian________ (Cust) (Minor) under Uniform Gifts to Minors Act _______________ (State)
TEN ENT - as tenants by the entireties
JT TEN _ as joint tenants with right	UNIF TRF MIN ACT - _____Custodian (until age ___) (Cust) __________ under Uniform Transfers (Minor) to Minors Act _______________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED: _______________________

X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By:__________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.